UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 25, 2006

TECO ENERGY, INC.

(Exact name of registrant as specified in its charter)

Florida	1-8180	59-2052286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 North Franklin Street, Tampa Florida	33602
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (813) 228-1111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02: Results of Operations and Financial Condition

See the Press Release dated July 28, 2006, furnished as Exhibit 99.1 and incorporated herein by reference, reporting on TECO Energy, Inc.’s financial results for the three and six months ended June 30, 2006.

Section 5 – Corporate Governance and Management

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 25, 2006, Joseph P. Lacher was elected a member of the TECO Energy, Inc. and Tampa Electric Company Boards of Directors and was appointed to the Audit Committee of the Board of TECO Energy, Inc.

Section 9 – Financial Statements and Exhibits

Item 9.01: Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated July 28, 2006 reporting on TECO Energy, Inc.’s financial results for the three and six months ended June 30, 2006.

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2006	TECO ENERGY, INC.
(Registrant)

/s/ G. L. GILLETTE
G. L. GILLETTE
Executive Vice President
and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
99.1	Press Release dated July 28, 2006, reporting on TECO Energy, Inc.’s financial results for the three and six months ended June 30, 2006.

JUNE 2006

Figures appearing in these statements are presented as general information and not in connection with any sale or offer to sell or solicitation of an offer to buy any securities, nor are they intended as a representation by the company of the value of its securities. All figures reported are subject to adjustments as the annual audit by independent accountants may determine to be necessary and to the explanatory notes affecting income and balance sheet accounts contained in the company’s Annual Report on Form 10-K. Reference should also be made to information contained in that and other reports filed by TECO Energy, Inc. and Tampa Electric Company with the Securities and Exchange Commission.

TECO ENERGY, Inc.

CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

(All significant intercompany transactions have been eliminated in the consolidated financial statements.)

	Three Months Ended		Six Months Ended		Twelve Months Ended
	June 30,		June 30,		June 30,
(millions except share data)	2006	2005	2006	2005	2006	2005
Revenues
Regulated electric and gas	$670.0	$537.7	$1,312.5	$1,059.8	$2,546.5	$2,138.3
Unregulated	192.6	181.3	386.5	343.9	758.9	619.8

Total revenues	862.6	719.0	1,699.0	1,403.7	3,305.4	2,758.1
Expenses
Regulated operations
Fuel	200.5	127.8	383.3	242.4	602.0	537.9
Purchased power	55.8	44.9	90.3	85.8	274.3	176.0
Cost of natural gas sold	88.1	66.4	210.9	149.9	411.2	257.1
Other	71.3	65.5	142.9	126.5	286.7	257.1
Other operations	165.4	170.0	331.8	315.6	669.7	632.6
Maintenance	49.9	37.1	94.9	76.1	187.2	147.0
Depreciation	70.6	69.9	140.9	140.0	283.1	277.1
Asset impairment	0.0	0.0	0.0	0.0	3.2	630.2
Restructuring charges	0.0	0.0	0.0	0.0	0.0	1.1
Sale of development stage entity	(10.7)	0.0	(10.7)	0.0	(10.7)	0.0
Taxes, other than income	53.4	44.7	110.2	94.8	210.0	183.2

Total expenses	744.3	626.3	1,494.5	1,231.1	2,916.7	3,099.3

Income from operations	118.3	92.7	204.5	172.6	388.7	(341.2)
Other income (expense)
Allowance for other funds used during construction	0.4	0.0	0.6	0.0	0.6	0.0
Other income	6.9	34.3	30.9	71.4	130.9	129.7
Gain (loss) on debt extinguishment	0.0	(71.5)	0.0	(71.5)	(2.7)	(75.9)
Impairment on TIE investment	0.0	0.0	0.0	0.0	0.0	(0.4)
Income from equity investment	13.8	13.7	28.4	28.9	60.0	59.0

Total other income	21.1	(23.5)	59.9	28.8	188.8	112.4
Interest charges
Interest expense	70.1	76.4	139.2	151.9	276.1	305.0
Allowance for borrowed funds used during construction	(0.1)	0.0	(0.2)	0.0	(0.2)	0.0

Total interest charges	70.0	76.4	139.0	151.9	275.9	305.0

Income before provision for income taxes	69.4	(7.2)	125.4	49.5	301.6	(533.8)
Provision for income taxes	27.3	4.0	50.0	31.8	120.1	(208.3)

Income from Continuing Operations before minority interests	42.1	(11.2)	75.4	17.7	181.5	(325.5)
Minority Interests	19.0	23.6	40.9	46.2	81.8	84.1

Income (loss) from Continuing Operations	61.1	12.4	116.3	63.9	263.3	(241.4)
Discontinued operations
Income from discontinued operations	2.3	120.1	2.3	90.2	0.3	(118.4)
Income tax benefit-discontinued operations	0.9	37.3	0.9	26.2	(0.6)	(41.4)

Total discontinued operations	1.4	82.8	1.4	64.0	0.9	(77.0)

Income before cumulative effect of a chng in acct principle	62.5	95.2	117.7	127.9	264.2	(318.4)
Cumulative effect of a change in accounting principle	0.0	0.0	0.0	0.0	0.0	0.0

Net income (loss)	$62.5	$95.2	$117.7	$127.9	$264.2	$(318.4)

Average common shares outstanding (millions)	207.7	206.7	207.6	205.5	207.4	200.7

Earnings per average common share outstanding:
Earnings per share from continuing operations — basic	0.29	0.06	0.56	0.31	1.27	(1.20)
Earnings per share from continuing operations — diluted	0.29	0.04	0.55	0.29	1.27	(1.20)

Earnings per share — basic	0.30	0.46	0.57	0.62	1.27	(1.59)
Earnings per share — diluted	0.30	0.44	0.56	0.60	1.27	(1.59)

TECO ENERGY, Inc.

CONSOLIDATED BALANCE SHEETS (Unaudited)

(All significant intercompany transactions have been eliminated in the consolidated financial statements.)

(millions)	Jun-30-2006	Dec-31-2005
Assets
Current assets
Cash and cash equivalents	$467.4	$345.7
Restricted cash	37.2	37.6
Receivables	333.5	323.3
Inventories at average cost
Fuel	92.3	84.9
Materials and supplies	71.9	68.9
Current derivative asset	14.8	64.0
Income tax receivables	13.8	11.1
Prepayments and other current assets	29.3	40.4
Regulatory assets - current	261.4	296.3
Assets held for sale	0.0	0.0

Total current assets	1,321.6	1,272.2

Property, plant and equipment
Utility plant in service
Electric	4,955.6	4,892.3
Gas	855.7	839.5
Construction work in process	249.8	200.0
Other property	825.4	822.7

Property plant and equipment at original cost	6,886.5	6,754.5
Accumulated depreciation	(2,266.3)	(2,187.6)

Total property, plant and equipment (net)	4,620.2	4,566.9

Other assets
Deferred income taxes	728.4	735.7
Other investments	8.0	8.0
Regulatory assets	98.1	101.1
Investment in unconsolidated affiliates	301.4	297.1
Goodwill	59.4	59.4
Long-term derivative asset	0.4	4.9
Deferred charges and other assets	108.9	116.8
Assets held for sale	0.0	8.0

Total other assets	1,304.6	1,331.0

Total assets	$7,246.4	$7,170.1

Liabilities and capital
Current liabilities
Long-term debt due within one year
Recourse	$5.9	$5.9
Non-recourse	1.3	1.3
Notes payable	0.0	215.0
Accounts payable	293.8	354.7
Customer deposits	120.6	115.2
Current derivative liability	39.4	0.3
Interest accrued	54.7	50.0
Taxes accrued	60.8	34.9
Deferred tax liability	0.0	0.0
Regulatory liabilities - current	123.6	146.8
Liabilities associated with assets held for sale	0.0	1.8

Total current liabilities	700.1	925.9

Other liabilities
Deferred income taxes	0.0	0.0
Investment tax credit	15.9	17.3
Regulatory liabilities	554.3	543.1
Long-term derivative liability	0.7	0.0
Deferred credits and other liabilities	372.3	382.9
Long-term debt, less amount due within one year
Recourse	3,768.5	3,519.8
Non-recourse	10.4	11.7
Junior subordinated debt	177.7	177.7
Minority interest	0.0	0.0

Total other liabilities	4,899.8	4,652.5

Total Liabilities	5,599.9	5,578.4
Capital
Common equity	208.9	208.2
Paid in capital	1,453.1	1,527.0
Retained earnings	34.5	(83.1)
Accumulated other comprehensive income	(50.0)	(51.1)

Common equity	1,646.5	1,601.0
Unearned compensation	0.0	(9.3)

Total capital	1,646.5	1,591.7

Total liabilities and capital	$7,246.4	$7,170.1

Book Value Per Share	$7.88	$7.69

TECO ENERGY, Inc.

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(All significant intercompany transactions have been eliminated in the consolidated financial statements.)

	Three Months Ended June 30,		Six Months Ended June 30,		Twelve Months Ended June 30,
(millions)	2006	2005	2006	2005	2006	2005
Cash flows from operating activities
Net income	$62.5	$95.2	$117.7	$127.9	$264.2	$(318.4)

Adjustments to reconcile net income to net cash:
Depreciation	70.6	70.0	140.9	140.0	283.1	284.1
Deferred income taxes	26.4	38.6	48.1	50.0	108.9	(194.5)
Investment tax credit, net	(0.6)	(0.7)	(1.3)	(1.4)	(2.6)	(2.8)
Allowance for funds used during construction	(0.6)	0.0	(0.9)	0.0	(0.9)	0.0
Non-cash stock compensation	4.3	3.0	7.0	3.8	8.7	10.6
Gain on asset sales, pretax	(10.4)	(148.5)	(26.7)	(181.1)	(107.2)	(192.4)
Noncash debt extinguishment, pretax	0.0	17.2	0.0	17.2	2.7	17.2
Equity in earnings of unconsolidated affiliates	(13.5)	(12.9)	(3.6)	(11.1)	(28.4)	(39.6)
Minority interest	(19.0)	(23.6)	(40.9)	(46.2)	(81.8)	(84.1)
Asset impairment, pretax	0.0	0.0	0.0	0.0	3.2	715.7
Goodwill impairment and intangible asset impairment, pretax	0.0	0.0	0.0	0.0	0.0	16.6
Contingent arbitration reserve, pretax	0.0	0.0	0.0	0.0	0.0	(5.6)
Deferred recovery clause	(11.1)	(22.6)	67.6	(19.6)	(67.1)	(20.6)
Receivables, less allowance for uncollectibles	(10.5)	(29.1)	(13.4)	(40.3)	(29.7)	14.9
Inventories	(14.9)	(6.7)	(10.3)	(28.3)	(20.1)	1.0
Prepayments and other current assets	(8.6)	1.3	10.5	4.5	(1.6)	1.0
Taxes accrued	6.6	4.3	23.1	9.4	(3.7)	(175.2)
Interest accrued	(27.1)	(28.9)	4.7	20.7	1.4	65.7
Accounts payable	42.2	(9.0)	(50.3)	16.2	52.5	(9.5)
Other	(6.8)	9.4	6.6	(6.3)	15.7	50.9

	89.5	(43.0)	278.8	55.4	397.3	135.0

Cash flows from investing activities
Capital expenditures	(101.0)	(79.9)	(179.2)	(142.3)	(332.1)	(291.6)
Allowance for funds used during construction	0.6	0.0	0.9	0.0	0.9	0.0
Net proceeds from sale of assets	10.1	125.9	28.0	154.9	183.1	363.0
Cash paid on disposition of business	0.0	(31.8)	0.0	(31.8)	0.0	(31.8)
Restricted cash	(0.1)	3.7	0.3	28.0	19.9	3.0
Investment in unconsolidated affiliates	0.0	0.1	0.0	0.1	2.7	1.6
Other non-current investments	0.0	0.0	0.0	4.2	(0.1)	16.1

	(90.4)	18.0	(150.0)	13.1	(125.6)	60.3

Cash flows from financing activities
Dividends	(39.7)	(39.4)	(79.3)	(78.7)	(158.3)	(152.4)
Common stock	2.2	6.6	3.8	190.9	9.2	194.7
Proceeds from long-term debt	244.2	297.8	327.6	298.9	340.6	298.9
Repayment of long-term debt	0.0	(380.0)	(87.2)	(388.5)	(192.7)	(527.0)
Minority interest	18.1	25.6	43.0	47.4	78.7	80.0
Early exchange of equity units	0.0	0.0	0.0	0.0	0.0	(17.7)
Net increase (decrease) in short-term debt	(150.0)	(10.0)	(215.0)	(45.0)	(70.0)	40.0
Equity contract adjustment payments	0.0	0.0	0.0	(2.0)	0.0	(9.2)

	74.8	(99.4)	(7.1)	23.0	7.5	(92.7)

Net increase (decrease) in cash and cash equivalents	73.9	(124.4)	121.7	91.5	279.2	102.6
Cash and cash equivalents at beginning of period	393.5	312.6	345.7	96.7	188.2	85.6

Cash and cash equivalents at end of period	$467.4	$188.2	$467.4	$188.2	$467.4	$188.2

TECO ENERGY, Inc.

SEGMENT INFORMATION (Unaudited)

(millions)		Tampa Electric	Peoples Gas (7)	TECO Coal		TECO Transport	TECO Guatemala	TWG Merchant		Other & Eliminations		TECO Energy
Three months ended Jun. 30,
2006	Revenues - outsiders	$532.5	$137.4	$144.7		$46.1	$1.7	$—		$0.2		$862.6
	Sales to affiliates	0.6	—	—		31.1	—	—		(31.7)		—

	Total revenues	533.1	137.4	144.7		77.2	1.7	—		(31.5)		862.6
	Equity Earnings in Unconsolidated Affiliates	—	—	—		0.1	13.7	—		—		13.8
	Depreciation	46.7	9.1	9.0		5.5	0.2	—		0.1		70.6
	Restructuring costs	—	—	—		—	—	—		—		—
	Total interest charges (1)	26.9	3.9	2.4		1.4	3.7	—		31.7		70.0
	Allocated interest expense (1)	—	—	2.4		(0.3)	3.6	—		(5.7)		—
	Provision (Benefit) for income taxes	22.0	3.7	3.3		3.8	1.3	—		(6.8)		27.3
	Net income (loss) from continuing operations	$37.1	$5.9	$13.4		$6.5	$8.7	$—		$(10.5)		$61.1

2005	Revenues - outsiders	$424.7	$113.0	$128.2		$47.1	$1.7	$0.1		$4.2		$719.0
	Sales to affiliates	0.7	—	—		23.4	—	—		(24.1)		—

	Total revenues	425.4	113.0	128.2		70.5	1.7	0.1		(19.9)		719.0
	Equity Earnings in Unconsolidated Affiliates	—	—	—		(0.1)	13.8	—		—		13.7
	Depreciation	46.6	8.6	8.9		5.4	0.1	0.2		0.1		69.9
	Restructuring costs	—	—	—		—	—	—		—		—
	Total interest charges (1)	23.8	3.8	3.2		1.2	3.6	4.4		36.4		76.4
	Allocated interest expense (1)	—	—	3.2		(0.2)	3.6	4.4		(11.0)		—
	Provision (Benefit) for income taxes	23.1	3.8	15.3		1.9	1.3	(4.8)		(36.6)		4.0
	Net income (loss) from continuing operations	$38.8	$6.0	$28.4		$5.3 (5)	$7.9	$(8.6)		$(65.4)		$12.4

Six months ended Jun. 30,
2006	Revenues - outsiders	$988.8	$323.7	$284.8		$97.8	$3.8	$—		$0.1		$1,699.0
	Sales to affiliates	1.2	—	—		54.7	—	—		(55.9)		—

	Total revenues	990.0	323.7	284.8		152.5	3.8	—		(55.8)		1,699.0
	Equity Earnings in Unconsolidated Affiliates	—	—	—		0.2	28.2	—		—		28.4
	Depreciation	93.1	18.2	18.2		11.0	0.4	—		—		140.9
	Restructuring costs	—	—	—		—	—	—		—		—
	Total interest charges (1)	53.3	7.8	5.0		2.6	7.4	—		62.9		139.0
	Allocated interest expense (1)	—	—	4.8		(0.5)	7.2	—		(11.5)		—
	Provision (Benefit) for income taxes	34.9	11.6	13.0		4.7	2.4	—		(16.6)		50.0

	Net income (loss) from continuing operations	$59.5	$18.5	$38.1		$11.6 (5)	$17.3	$—		$(28.7)		$116.3

2005	Revenues - outsiders	$804.1	$255.7	$238.0		$94.1	$3.9	$0.4		$7.5		$1,403.7
	Sales to affiliates	1.4	—	—		43.8	—	—		(45.2)		—

	Total revenues	805.5	255.7	238.0		137.9	3.9	0.4		(37.7)		1,403.7
	Equity Earnings in Unconsolidated Affiliates	—	—	—		—	28.9	—		—		28.9
	Depreciation	93.2	17.3	17.9		10.8	0.3	0.3		0.2		140.0
	Restructuring costs	—	—	—		—	—	—		—		—
	Total interest charges (1)	48.1	7.6	6.4		2.6	7.1	10.2		69.9		151.9
	Allocated interest expense (1)	—	—	6.3		(0.2)	7.0	10.2		(23.3)		—
	Provision (Benefit) for income taxes	36.5	11.8	34.4		4.2	0.9	(8.0)		(48.0)		31.8
	Net income (loss) from continuing operations	$60.8	$18.8	$55.9		$9.4	$19.4	$(14.3)		$(86.1)		$63.9

Twelve months ended Jun. 30,
2006	Revenues - outsiders	$1,929.0	$617.4	$551.9		$196.2	$7.5	$—		$3.4		$3,305.4
	Sales to affiliates	2.3	—	—		96.6	—	—		(98.9)		—

	Total revenues	1,931.3	617.4	551.9		292.8	7.5	—		(95.5)		3,305.4
	Equity Earnings in Unconsolidated Affiliates	—	—	—		(0.1)	57.3	—		2.8		60.0
	Depreciation	187.0	35.9	37.1		21.5	0.8	0.4		0.4		283.1
	Restructuring costs	—	—	—		—	—	—		—		—
	Total interest charges (1)	103.5	15.4	11.9		5.0	16.2	0.2		123.7		275.9
	Allocated interest expense (1)	—	—	11.0		(0.9)	14.4	—		(24.5)		—
	Provision (Benefit) for income taxes	89.0	18.2	43.6		8.7	(0.4)	(2.9)		(36.1)		120.1
	Net income (loss) from continuing operations	$145.8	$29.2	$97.5		$22.5 (5)	$38.3	$(0.3	)(4)	$(69.7	)(2)	$263.3

2005	Revenues - outsiders	$1,689.0	$449.3	$404.2		$187.3	$8.4	$4.4		$15.5		$2,758.1
	Sales to affiliates	3.3	—	—		81.8	—	—		(85.1)		—

	Total revenues	1,692.3	449.3	404.2		269.1	8.4	4.4		(69.6)		2,758.1
	Equity Earnings in Unconsolidated Affiliates	—	—	—		0.2	58.5	0.5		(0.2)		59.0
	Depreciation	183.0	34.5	35.6		21.9	0.7	0.8		0.6		277.1
	Restructuring costs	—	0.7	—		—	—	0.4		—		1.1
	Total interest charges (1)	95.4	15.1	12.6		5.0	14.1	33.1		129.7		305.0
	Allocated interest expense (1)	—	—	12.4		(0.8)	13.7	33.1		(59.1)		(0.7)
	Provision (Benefit) for income taxes	81.2	17.4	38.9		7.3	(7.9)	(252.7)		(92.5)		(208.3)
	Net income (loss) from continuing operations	$141.0	$27.9	$84.2	(6)	$16.5	$30.3 (3)	$(419.8	)(4)	$(121.5	)(2)	$(241.4)

(1)	Segment net income is reported on a basis that includes internally allocated financing costs. Allocated interest is included in Total interest charges.
(2)	Results for the 12 months ended Jun. 30, 2006 and Jun. 30, 2005 include $1.7 million and $45.0 million, respectively, of after-tax debt extinguishment charges at TECO Parent. Also included in the 12 months ended Jun. 30, 2006 is the $8.1 million gain on the sale of McAdams taking place in the 2nd quarter of 2006.
(3)	TECO Guatemala’s net income for the 12 months ended Jun. 30, 2005 includes a $12.8 million after-tax charge for steam turbine impairments as well as $1.9 million for the reversal of tax expense related to cash repatriations.
(4)	TWG Merchant’s results for the 12 months ended Jun. 30, 2006 included a net $1.9 million benefit and the results for the 12 months ended Jun. 30, 2005 included net charges totaling $381.7 million, both related to the Dell and McAdams power stations. Note that in 2006, remaining results for TWG Merchant are included in Parent/other.
(5)	TECO Transport’s results include net storm (costs) benefits of: $0.7 million for Q2 2006, $(2.1) million for the 6 months ended Jun. 30, 2006 and $(1.0) million for the 12 months ended Jun. 30, 2006.
(6)	TECO Coal’s results for the 12 months ended Jun. 30, 2005 include a $7.0 million benefit related to synfuel tax credits that had been written-off in 2003’s fourth quarter.
(7)	Results for Peoples Gas in 2006 include the remaining operating Solutions companies.

TAMPA ELECTRIC COMPANY

ELECTRIC OPERATING STATISTICS (Unaudited)

	Operating Revenues*		Percent Change	Sales—Kilowatt-hours*		Percent Change
Three Months Ended June 30,	2006	2005		2006	2005
Residential	$234,859	$192,357	22.1	2,138,136	1,951,320	9.6
Commercial	151,746	126,147	20.3	1,601,984	1,519,622	5.4
Industrial — Phosphate	15,582	16,423	(5.1)	236,938	303,186	(21.9)
Industrial — Other	29,167	24,282	20.1	349,376	334,482	4.5
Other sales of electricity	40,384	34,155	18.2	415,691	398,118	4.4

	471,738	393,364	19.9	4,742,125	4,506,728	5.2
Deferred and other revenues	32,906	10,071	—	—	—	—
Sales for resale	17,834	13,085	36.3	209,163	204,119	2.5
Other operating revenue	9,208	8,885	3.6	—	—	—
SO2 Allowance Sales	1,405	—	—	—	—	—

	$533,091	$425,405	25.3	4,951,288	4,710,847	5.1

Average customers	651,755	633,040	3.0	—	—	—

Retail Output to Line				5,275,701	4,965,998	6.2

	Operating Revenues*		Percent Change	Sales—Kilowatt-hours*		Percent Change
Six Months Ended June 30,	2006	2005		2006	2005
Residential	$439,471	$369,782	18.8	3,982,239	3,738,584	6.5
Commercial	285,119	240,275	18.7	2,995,604	2,877,101	4.1
Industrial — Phosphate	28,940	33,058	(12.5)	437,615	612,172	(28.5)
Industrial — Other	55,430	46,575	19.0	662,051	644,001	2.8
Other sales of electricity	77,070	65,752	17.2	785,807	759,055	3.5

	886,030	755,442	17.3	8,863,316	8,630,913	2.7
Deferred and other revenues	4,315	6,923	(37.7)	—	—	—
Sales for resale	38,319	24,536	56.2	470,343	377,548	24.6
Other operating revenue	19,133	18,533	3.2	—	—	—
SO2 Allowance Sales	42,168	—	—	—	—	—

	$989,965	$805,434	22.9	9,333,659	9,008,461	3.6

Average customers	650,278	631,362	3.0	—	—	—

Retail Output to Line				9,538,695	9,207,444	3.6

	Operating Revenues*		Percent Change	Sales—Kilowatt-hours*		Percent Change
Twelve Months Ended June 30,	2006	2005		2006	2005
Residential	$907,789	$810,841	12.0	8,802,116	8,223,424	7.0
Commercial	561,285	506,948	10.7	6,352,485	6,050,249	5.0
Industrial — Phosphate	59,153	66,379	(10.9)	974,345	1,190,637	(18.2)
Industrial — Other	105,173	95,188	10.5	1,346,685	1,305,446	3.2
Other sales of electricity	151,623	138,191	9.7	1,668,607	1,596,891	4.5

	1,785,023	1,617,547	10.4	19,144,238	18,366,647	4.2
Deferred and other revenues	(78,591)	(10,416)	—	—	—	—
Sales for resale	64,334	46,357	38.8	866,443	732,902	18.2
Other operating revenue	38,653	38,833	(0.5)	—	—	—
SO2 Allowance Sales	121,927	—	—	—	—	—

	$1,931,346	$1,692,321	14.1	20,010,681	19,099,549	4.8

Average customers	645,205	626,534	3.0	—	—	—

Retail Output to Line				20,193,608	19,317,300	4.5

*	in thousands

PEOPLES GAS SYSTEM

GAS OPERATING STATISTICS (Unaudited)

	Operating Revenues*		Percent Change	Therms*		Percent Change
Three Months Ended June 30,	2006	2005		2006	2005
By Customer Segment:
Residential	$28,366	$27,318	3.8	13,243	13,725	(3.5)
Commercial	38,895	39,241	(0.9)	88,592	92,912	(4.6)
Industrial	2,517	2,549	(1.3)	54,947	55,652	(1.3)
Off System Sales	53,001	33,472	58.3	68,967	44,291	55.7
Power generation	3,813	2,612	46.0	114,090	56,214	—
Other revenues	9,312	7,817	19.1	—	—	—

	$135,904	$113,009	20.3	339,839	262,794	29.3

By Sales Type:
System supply	$104,669	$84,633	23.7	97,890	76,933	27.2
Transportation	21,923	20,559	6.6	241,949	185,861	30.2
Other revenues	9,312	7,817	19.1	—	—	—

	$135,904	$113,009	20.3	339,839	262,794	29.3

Average customers	328,254	319,257	2.8	—	—	—

	Operating Revenues*		Percent Change	Therms*		Percent Change
Six Months Ended June 30,	2006	2005		2006	2005
By Customer Segment:
Residential	$90,630	$76,549	18.4	44,476	43,820	1.5
Commercial	94,970	91,063	4.3	198,163	208,355	(4.9)
Industrial	5,407	5,284	2.3	112,787	111,603	1.1
Off System Sales	102,304	60,495	69.1	126,226	87,432	44.4
Power generation	6,637	5,600	18.5	180,726	120,145	50.4
Other revenues	20,797	16,736	24.3	—	—	—

	$320,745	$255,727	25.4	662,378	571,355	15.9

By Sales Type:
System supply	$253,541	$194,301	30.5	207,610	177,127	17.2
Transportation	46,407	44,690	3.8	454,768	394,228	15.4
Other revenues	20,797	16,736	24.3	—	—	—

	$320,745	$255,727	25.4	662,378	571,355	15.9

Average customers	328,166	318,123	3.2	—	—	—

	Operating Revenues*		Percent Change	Therms*		Percent Change
Twelve Months Ended June 30,	2006	2005		2006	2005
By Customer Segment:
Residential	$152,979	$122,830	24.5	71,386	67,435	5.9
Commercial	177,740	156,945	13.2	370,096	376,897	(1.8)
Industrial	10,991	9,786	12.3	209,216	211,305	(1.0)
Off System Sales	218,466	117,030	86.7	225,387	184,690	22.0
Power generation	14,760	11,237	31.4	352,279	267,126	31.9
Other revenues	39,544	31,512	25.5	—	—	—

	$614,480	$449,340	36.8	1,228,364	1,107,453	10.9

By Sales Type:
System supply	$485,982	$334,729	45.2	367,576	332,767	10.5
Transportation	88,954	83,099	7.0	860,788	774,686	11.1
Other revenues	39,544	31,512	25.5	—	—	—

	$614,480	$449,340	36.8	1,228,364	1,107,453	10.9

Average customers	323,405	313,553	3.1	—	—	—

*	in thousands